COLUMBIA FUNDS SERIES TRUST I

Supplement dated January 19, 2010 to the following Prospectuses

Columbia Emerging Markets Fund

Columbia International Growth Fund

Columbia Pacific/Asia Fund

Columbia World Equity Fund

Supplement to the Prospectuses dated August 1, 2009, as supplemented

Columbia International Bond Fund

Supplement to the Prospectuses dated October 1, 2009, as supplemented

Columbia Greater China Fund

Columbia International Stock Fund

Supplement to the Prospectuses dated January 1, 2010, as supplemented

(Each a “Fund” and together the “Funds”)

Effective for redemption or exchange orders accepted on or after March 1, 2010, the Funds will no longer assess a 2.00% redemption fee on the proceeds from Fund shares that are redeemed (either by sale or exchange into another Columbia Fund) within 60 days of their purchase. Accordingly, effective March 1, 2010, the Prospectuses for the Funds identified above are modified as follows:

1.	The line item captioned Redemption fee, as a % of total redemption proceeds (along with its corresponding footnote) in the Shareholder Fees table within the section entitled Fees and Expenses is deleted in its entirety.

2.	The section entitled Choosing a Share Class – Redemption Fee is deleted in its entirety.

Shareholders should retain this Supplement for future reference.

INT-47/30427-0110